EXHIBIT 10.14

                        CONVERTIBLE REVOLVING DEMAND NOTE

$500,000.00                                              Date:  December 1, 1999

         FOR VALUE RECEIVED, the undersigned, AVID SPORTSWEAR & GOLF CORP., a Nevada corporation (the "Borrower"), hereby promises to pay on DEMAND to the order of THOMAS L. BROWNING (the "Lender"), at such place or places as he may designate, in lawful money of the United States of America, the maximum principal sum of Five Hundred Thousand Dollars (US $500,000.00), or such lesser amount as shall equal the aggregate outstanding principal sum of all unpaid advances (each, an "Advance") from time to time made by the Lender, together with accrued interest on the unpaid principal balance hereof from the date of an Advance.

         Interest shall accrue as of the date of this Note and shall be calculated on the entire principal sum outstanding from time to time at a rate per annum equal to ten percent (10%). The Borrower shall pay interest quarterly in arrears. The first payment shall be due on April 1, 2000 and each successive payment shall be due on the 1st day of each successive quarter thereafter. Interest on any overdue principal and, to the extent permitted by applicable law, any overdue interest, shall accrue from the due date thereof (which date shall be at least ten (10) business days after the date the Lender makes DEMAND) until paid in full at a rate equal to the maximum rate allowable by law.

         The holder of this Note is authorized to record the date and amount of each Advance and each payment of principal with respect thereto on the Schedule annexed hereto and made a part hereof as Exhibit "A", or on a continuation thereof which shall be attached hereto and made a part hereof which recordation, absent manifest error, shall constitute prima facie evidence of the accuracy of the information recorded.

         All payments shall be applied first to accrued interest and then to principal. If any payment is not made in full when due, the entire unpaid principal and accrued interest and all other liabilities of Borrower to the holder hereof shall, at the option of the holder hereof, become immediately due and payable without notice of any kind, presentment, demand or protest, all of which are hereby expressly waived. Failure to exercise this option shall not constitute a waiver of the subsequent right to exercise this option by the holder hereof.

         Any holder of this Note shall have the right at any time prior to the payment in full of the principal balance of this Note to convert all (but not less than all) amounts due under this Note into fully paid and non-assessable shares of the Borrower's common stock, $0.001 par value per share (the "Common Stock"). The number of shares of Common Stock (the "Conversion Shares") into which this Note may be converted shall be determined by dividing (a) the sum of all amounts due under this Note (including, without limitation, all principal and accrued but unpaid interest) up to and including the date of conversion by
(b) the product of the closing price of the Common Stock on the Conversion Date (as defined below), as listed on a national securities exchange, The Nasdaq National Market System, The Nasdaq SmallCap Market or the last reported bid price published in the "pink sheets" or displayed on the National Association of Securities Dealers, Inc. Over-the-Counter Bulletin Board, multiplied by eighty percent (80%). No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of this Note. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of the Note, the Borrower shall pay to the holder a cash adjustment in respect of such fraction.

The holder shall give written notice to the Borrower of his election to exercise his conversion right (the "Notice") at any time any amount hereunder is outstanding. The date when the Notice is received by the Borrower shall be the "Conversion Date." As promptly as practicable after the Conversion Date, the Borrower shall issue and deliver to the holder a certificate or certificates for the Conversion Shares. Such conversion shall be deemed to have been effective on the Conversion Date and holder shall be deemed to have become the holder of record of the Conversion Shares at such time.

         If any amount hereunder is payable on a day which is a Saturday, Sunday, legal holiday or a day on which banking institutions in Miami, Florida are authorized or required by law or by local proclamation to close, the due date thereof shall be extended to the next succeeding business day and interest thereon shall accrue during the period of such extension at the rate provided herein.

         The Borrower waives presentment, demand for payment, notice of dishonor, protest and notice of protest of this Note and agrees to pay all costs of collection when incurred (including reasonable attorneys' fees). This Note shall be governed by and construed in accordance with the laws of the State of Florida.

                                       AVID SPORTSWEAR & GOLF CORP.

                                       By:
                                          -----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                             --------------------------------

                                   EXHIBIT "A"



                 REVOLVING LOANS AND PAYMENTS OF REVOLVING LOANS
                 -----------------------------------------------
           (Schedule to Revolving Demand Note dated December 1, 1999)




                                                                                       UNPAID PRINCIPAL BALANCE
                              AMOUNT OF REVOLVING LOANS   AMOUNT OF REVOLVING LOANS       OF REVOLVING LOANS
           DATE                         MADE                         PAID

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         December                      300,000                                                  300,000
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        January 12                     200,000                                                  500,000
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